Sarcomere Directed Therapies Exhibit 99.1

Forward-Looking Statements This Presentation contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act's Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements related Cytokinetics’ research and development and commercial readiness activities, including the initiation, conduct, design, enrollment, progress, continuation, completion, timing and results of clinical trials, projections regarding growing prevalence, low survival rates and market opportunity in heart failure, hypertrophic cardiomyopathy (HCM) or amyotrophic lateral sclerosis (ALS); projections regarding the size of the addressable patient population for omecamtiv mecarbil, CK-274 or reldesemtiv; Cytokinetics’ commercial readiness for omecamtiv mecarbil; the likelihood of approval and timing for regulatory approval of omecamtiv mecarbil or any of our other drug candidates; the submission of a new drug application (NDA) to the FDA for omecamtiv mecarbil in 2021;the timing of commencement of COURAGE-ALS, a phase 3 clinical trial of reldesemtiv or the timing of commencement of a phase 3 clinical trial of CK-274; the timing of any potential commercial launch of our product candidates, if approved; commercial opportunities for our product candidates; Cytokinetics’ cash runway; interactions with the FDA; the properties, potential benefits and commercial potential of CK-274, omecamtiv mecarbil, reldesemtiv and Cytokinetics’ other drug candidates. Such statements are based on management's current expectations; but actual results may differ materially due to various risks and uncertainties, including, but not limited to, potential difficulties or delays in the development, testing, regulatory approvals for trial commencement, progression or product sale or manufacturing, or production of Cytokinetics’ drug candidates that could slow or prevent clinical development or product approval, including risks that current and past results of clinical trials or preclinical studies may not be indicative of future clinical trial results, patient enrollment for or conduct of clinical trials may be difficult or delayed, Cytokinetics’ drug candidates may have adverse side effects or inadequate therapeutic efficacy, the FDA or foreign regulatory agencies may delay or limit Cytokinetics’ ability to conduct clinical trials, and Cytokinetics may be unable to obtain or maintain patent or trade secret protection for its intellectual property; Cytokinetics may incur unanticipated research, development and other costs or be unable to obtain financing necessary to conduct development of its products; standards of care may change, rendering Cytokinetics’ drug candidates obsolete; and competitive products or alternative therapies may be developed by others for the treatment of indications Cytokinetics’ drug candidates and potential drug candidates may target. These forward-looking statements speak only as of the date they are made, and Cytokinetics undertakes no obligation to subsequently update any such statement, except as required by law. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission (the “SEC”).

To bring forward new medicines to improve the healthspan of people with devastating cardiovascular and neuromuscular diseases of impaired muscle function. Sarcomere Directed Therapies OUR MISSION

Our vision is to be the leading muscle biology biopharma company that meaningfully improves the lives of patients with diseases of impaired muscle function through access to our pioneering medicines Achieve regulatory approvals for at least two drugs arising from our pipeline Build commercial capabilities to market and sell our medicines reflective of their innovation and value Generate sustainable and growing revenues from product sales Double our development pipeline to include ten therapeutic programs Expand our discovery platform to muscle energetics, growth and metabolism Be the science-driven company people want to join and partner with As always, we will support disease advocacy groups elevating the patient voice and live by our values of integrity, fairness and compassion in all that we do. VISION Leading with Science,

Executing On Our Vision Scientific innovation driven by modulating cardiac myosin First-in-class myosin activator Next-in-class myosin inhibitor Expansion beyond contractility to muscle energetics, metabolism Regular input, collaboration and guidance Elevate patient voice Improve function, performance and healthspan Customer-centric approach to portfolio management Overlap between HFrEF and HCM accounts Commercial build in HFrEF supports future HCM business Lifecycle management extends and expands franchise Build a Franchise Lead with Science Methodically Investigate Think Like a Patient Positive Phase 3 results from GALACTIC-HF; NDA submission expected in 2H 2021 Positive Phase 2 results from REDWOOD-HCM; Phase 3 clinical trial expected by year-end Clinical trial results from METEORIC-HF expected in early 2022

Pipeline of Novel Muscle-Directed Drug Candidates * Astellas to provide co-funding in exchange for low single-digit royalty All drug candidates above are investigational products and are not approved as safe or effective for any indication. CARDIAC MUSCLE   Omecamtiv Mecarbil (Heart Failure) CK-274 (oHCM, nHCM, HFpEF)  CK-271  CK-136 (AMG 594) (Heart Failure, other) SKELETAL MUSCLE Reldesemtiv (ALS)*  CK-601 Additional Skeletal Muscle Activators OTHER Muscle Biology Directed Research Research Pre-Clinical Phase 1 Phase 2 Phase 3 Myosin-Targeted Troponin-Targeted Research

CK-274, CK-271 Omecamtiv Mecarbil CK-136 (AMG 594) Sarcomere Directed Drug Development Cardiac MUSCLE

Contractile Dysfunction Underlies Heart Failure Increased / Preserved Cardiac Contractility Non-obstructive Hypertrophic Cardiomyopathy (nHCM) Obstructive Hypertrophic Cardiomyopathy (oHCM) Heart Failure with Preserved Ejection Fraction (certain HFpEF subsets) Decreased Cardiac Contractility Heart Failure with Reduced Ejection Fraction (HFrEF) Genetic Dilated Cardiomyopathy Pulmonary Hypertension with Right Ventricular Heart Failure

Sarcomere Directed Drug Development Cardiac muscle The sarcomere is a molecular structure found in skeletal and cardiac muscle that enables cardiac myocytes to contract and generate force Actin Tropomyosin Myosin head Myosin lever arm Calcium ATP Thin filament Thick filament Activate CK-136 (Cardiac) Myosin Activate Omecamtiv Mecarbil (Cardiac) Inhibit CK-274 (Cardiac) Troponin Inhibit CK-271 (Cardiac)

Sarcomere Directed Drug Development CK-274

Symptomatic HCM: Orphan Indication Source: #26 SHA 2016-2021 Patient Claims Data; #20 Cogent HC 2020 DoF US HCM Prevalence

CK-274: Next-In-Class Cardiac Myosin Inhibitor Potential treatment for patients with HCM Myosin Selective allosteric inhibitor of cardiac myosin discovered by company scientists independent of collaborations Potential in vivo pharmacodynamic advantages related to distinctive binding site Optimized for Onset of action (reach steady state within two weeks) Rapid reversibility of effect Minimal drug-drug interactions Favorable tolerability Ease of titration for personalized dosing Clear pharmacokinetic/pharmacodynamic (PK/PD) relationship observed Shallow exposure-response relationship

Preclinical data translated to healthy participants SAD & MAD Results Support Progression to Phase 2 MAD PK: Steady-State Achieved After 14 Days of Dosing Nominal Day 0 2 4 6 8 10 12 14 16 18 20 150 100 50 0 CK-274 (ng/mL) 10 mg qy x 14d 5 mg qd x 14d Steady-state attained Last dose Trough samples only Graphs show LVEF as a function of exposure; data points represent observed values in dogs and humans. Decrease in LVEF as function of exposure is similar in humans and dogs. PK/PD Relationship of CK-274 for Ejection Fraction (LVEF) Shallow Exposure-Response Relationship Observed Pre-clinically Appears to Have Translated to Humans, May Enable Flexible Dose Optimization in Humans 0.0001 0.001 0.010 0.100 1.000 100 20 0 40 60 80 LVEF (% of Baseline) Free Plasma Concentration (µmoI/L) Dog Human

Phase 2 Clinical Trial Design Two sequential dose-finding cohorts (with third cohort assessing patients on disopyramide) PK Echocardiogram Dose 1 Dose 2 Dose 3 Patients with symptomatic oHCM, and resting or provoked LVOT gradient ≥ 50 mmHg Study Visits Screen W-1 D1 W2 W4 W6 W9 W10 W12 W14 Screening Randomization CK-3773274 + SoC Placebo + SoC End of Study 1 2 IP Dosing Dose 1 Dose 2 Dose 3 Cohort 1 5 mg 10 mg 15 mg Cohort 2 10 mg 20 mg 30 mg

Patient Enrollment and Dosing 41 Total Enrolled Patients   Final Dose Achieved (N)   Cohort 1 Cohort 2 Placebo 5mg 10mg 15mg 10mg 20mg 30mg 13 4 5 5 9 4 1

Baseline Echocardiographic Data

REDWOOD HCM

Characteristic, mean	Baseline (Day 1 Pre-dose)		
	Placebo C1 + C2 Combined (N = 13)	CK-274	
		Cohort 1 (N = 14)	Cohort 2 (N = 14)
LVEF (%)	74.5	73.2	75.4
LVOT-G, Rest (mmHg)	52.1	53.8	58.2
LVOT-G, Valsalva (mmHg)	84.6	74.4	82.3

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE 16

High Response Rates on Treatment with CK-274 1/13 11/14 13/14 Responder # / Total # Responder Definition: Resting LVOT-G <30 mmHg and post-Valsalva LVOT-G <50 mmHg at Week 10

Resting Left Ventricular Outflow Tract Gradient Mean ± SEM Resting LVOT-G (mmHg)   Baseline Week 2 Week 4 Week 6 Week 10 Placebo (n=13) 52.1 45.0 47.1 49.0 44.0 Cohort 1 (n = 14) 53.8 24.3 27.3 13.9 13.4 p-value vs placebo -  0.007 0.025 <0.0001 0.0003 Cohort 2 (n = 14) 58.2 15.5 16.1 10.9 15.1 p-value vs placebo -  0.0002 0.0006 <0.0001 0.0004

Post-Valsalva Left Ventricular Outflow Tract Gradient Mean ± SEM Valsalva LVOT-G (mmHg)   Baseline Week 2 Week 4 Week 6 Week 10 Placebo (n=13) 84.6 71.3 71.3 73.4 76 Cohort 1 (n = 14) 74.4 51.3 46.1 37.1 38.1 p-value vs placebo -  0.097 0.038 0.0003 0.001 Cohort 2 (n = 14) 82.3 32.3 31.5 30.3 29.8 p-value vs placebo -  0.0005 0.0005 <0.0001 <0.0001

Safety Data Incidence of adverse events on CK-274 similar to placebo and mild or moderate There were no treatment related serious adverse events reported by investigators No patients who received CK-274 in Cohort 1 had an LVEF <50% In Cohort 2, one patient with LVEF at baseline of 58% was up titrated to 20 mg and experienced transient LVEF reduction to <50% (remaining above 40%) requiring down titration No interruptions or discontinuations of treatment with CK-274 occurred across both cohorts

Open Label Extension Trial REDWOOD-HCM OLE open for eligible patients who completed REDWOOD-HCM Primary endpoint: incidence of AEs & LVEF <50 Secondary endpoints: measures of long-term effects of CK-274 on LVOT-G; assessments of steady-state pharmacokinetics. Cardiac MRI sub-study to assess changes in cardiac morphology, function and fibrosis Individually optimized dose starts at lowest dose in prespecified range with echo-guided dose titration Initial dose and highest target dose informed by interim analyses from REDWOOD-HCM OLE: Escalating doses based on echo-guided dose titration

Engaging Regulatory Authorities to Inform Phase 3 Type C meeting with FDA to review Phase 3 clinical trial design End of Phase 2 meeting to review final dose selection rationale for Phase 3

Well tolerated dose with desired PD effects oHCM patients Placebo Controlled Echocardiography Endpoints oHCM patients Exercise Endpoint (peak VO2) Extension study Long-term safety & efficacy SAD & MAD Healthy Volunteers Proof of activity in nHCM pts Pivotal study in nHCM IND Filed NDA CK-274: Clinical Development Plan for HCM Improved LVOT gradient NDA: Potential for approval based on a single Ph3 study with an exercise endpoint Phase 1 Safety, PK & PD Phase 2 Proof of Concept, Dose Finding Phase 3 Pivotal Studies

Novel Approach May Address Multiple Unmet Patient Needs No FDA-approved therapies nHCM Non-Obstructive HCM HFpEF Heart Failure with Preserved Ejection Fraction Obstructive HCM oHCM CK-274 (Cardiac myosin Inhibitor)

CK-274: Collaborations & Agreements

RTW Investments, LP & Ji Xing Pharmaceuticals Limited

IND filed in China; Phase 1 clinical trial underway; readying for participation in Phase 3 clinical trial of CK-274 in oHCM

RTW & Ji Xing Pharma Licensing Collaboration, Funding Commitments & Royalty Monetization

RTW Investments committed capital, funding and sale proceeds of $250M to Cytokinetics

Ji Xing Pharma to develop & commercialize CK-274 in China, subject to royalties and up to $200M in milestone payments

RTW Investments purchased equity and royalty; provides access to capital for development of CK-274

Ji Xing Pharma

Ji Xing to develop & commercialize CK-274 in Greater China and Taiwan

Cytokinetics receives **$25M upfront**; eligible to receive **$200M** in development & commercial milestones & double-digit royalties on sales of CK-274 in licensed territory

RTW: Funding for Development of CK-274

Cytokinetics receives options for additional funding for further development of CK-274 in HCMs:

- Eligible for **$45M** in each of 2 tranches (upon initiation of global registration programs in oHCM and nHCM) in exchange for 2% royalty on sales in U.S. & certain European countries
- If full **$90M** received, Cytokinetics pays RTW 4% royalty on sales of CK-274 in U.S. & certain European countries, subject to royalty reductions for potential other indications

RTW: Other Purchases

RTW purchased Cytokinetics' royalty rights **on future sales of *mavacamten*** for **$85M**

RTW purchased **$50M of Cytokinetics' common stock** at $25 per share

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE 25

Sarcomere Directed Drug Development Omecamtiv Mecarbil

Mozzafarian, et al. Circulation 2016; 133: e38-360 Number of cases (M) 2012 2030 +46% Heart Failure: Growing Prevalence and High Readmission Rates 6 million people have heart failure in the United States Prevalence Expected to Increase by 46% from 2012 – 2030 Initial Hospitalization 24% readmitted <1 month post-discharge4,6 ~ 25-50% of patients expire or are re-hospitalized 60 days post-discharge7 44% readmitted <6 months post-discharge5 66% readmitted <12 months post-discharge3,8 1, Adams et al. Am Heart J 2006; 149:209-16 2. Chen et al. JAMA 2011;306:1669-78 3. Dickstein et al. Eur Heart J 2008;29:2388-442 4. Korda,, et al. BMC Health Serv Res. 2017;21;17(1):220. 5. Krumholz et al. Arch Intern Med 1997;15799 – 105 6. Krumholz et al. Circ Cardiovasc Qual Outcomes 2009;2(5):407-13 7. Loehr et al. Am J Cardiol 2008;101:1016-22 8. Whellan et al. Circulation 2010 Jan;3(1):33-40 1 of 2 hospitalized HF patients are readmitted within 6 months5

Pivotal Phase 3 Trial Design

GALACTIC-HF

Landmark clinical trial results published in NEJM

Overview
Enrolled 8,256 patients at ~1,000 sites in 35 countries
Primary Endpoint
Composite of time to cardiovascular (CV) death or first HF event*, whichever occurs first
Secondary Endpoints
• Time to CV death • Change in Kansas City Cardiomyopathy Questionnaire Total Symptoms Score (KCCQ TSS) from baseline to Week 24 • Time to first HF hospitalization • Time to all-cause death

Key Design Points

- Dose optimization based on trough concentration of *omecamtiv mecarbil* at 2 weeks and 6 weeks
- High risk patients enrolled from inpatient and outpatient settings
- Designed to provide 90% statistical power to assess risk of CV death

*An HF event defined as the presentation of the subject for an urgent, unscheduled clinic/office/ED visit, or hospital admission, with a primary diagnosis of HF, where the patient exhibits new or worsening symptoms of HF on presentation, has objective evidence of new or worsening HF, and receives initiation or intensification of treatment specifically for HF (Hicks et al, 2015). Changes to oral diuretic therapy do not qualify as initiation or intensification of treatment.

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
28

Baseline Characteristics

GALACTIC-HF

Characteristic	OM (N=4120)	Placebo (N=4112)
Demographics		
Age (years), median (Q1, Q3)	66 (58, 73)	66 (58, 73)
Sex, female, n (%)	875 (21.2)	874 (21.3)
White/Asian/Black/other, %	78/9/7/7	78/9/7/7
Heart Failure History and Medical Conditions		
LVEF (%), mean (SD)	26.6 (6.3)	26.5 (6.3)
NYHA class, II/III/IV, %	53/44/3	53/44/3
Ischemic etiology, %	53.2	54.0
Atrial fib/flutter at screening, %	27.8	26.7
Type 2 diabetes, %	40.1	40.3

Characteristic	OM (N=4120)	Placebo (N=4112)
Vitals and Laboratory Parameters		
NT-proBNP (pg/mL), median (Q1, Q3)	1977 (980, 4061)	2025 (1000, 4105)
SBP (mmHg), mean (SD)	116 (15)	117 (15)
Heart rate, mean (SD)	72 (12)	72 (12)
eGFR (mL/min/1.73m^2), median (Q1, Q3)	59 (44, 74)	59 (44, 74)
Cardiac TnI (ng/mL), median (Q3)	0.027 (0.052)	0.027 (0.052)
Medications and Cardiac Devices		
ACEI/ARB/ARNi , %	87	87
ARNi, %	20	19
BB, %	94	94
MRA, %	78	78
SGLT2i, %	2.5	2.8
CRT, %	14	14
ICD, %	32	31

ACEi, angiotensin-converting enzyme inhibitor; ARB, angiotensin receptor blocker; ARNi, angiotensin receptor-neprilysin inhibitor; BB, beta blocker; CRT, cardiac resynchronization therapy; eGFR, estimated glomerular filtration rate; fib, fibrillation; hsTnI, high-sensitivity troponin I; ICD, implantable cardioverter-defibrillator; LVEF, left ventricular ejection fraction; MRA, mineralocorticoid receptor antagonist; NT-proBNP, N-terminal pro-B-type natriuretic peptide; NYHA, New York Heart Association; Q, quartile; SBP, systolic blood pressure; SGLT2i, sodium-glucose co-transporter 2 inhibitor.

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE

29

Primary Composite Endpoint Time to first HF event or CV death Placebo 4112 3310 2889 2102 1349 647 141 OM 4120 3391 2953 2158 1430 700 164 Patients at risk, n Cumulative incidence, % 0 6 12 18 24 30 36 50 40 30 20 10 0 45 35 25 15 5 Months (30 days) since randomization Placebo Omecamtiv mecarbil HR = 0.92 (95% CI, 0.86–0.99) P = 0.025

Change in KCCQ TSS from Baseline to Week 24 Primary Composite Components and KCCQ TSS LS mean change Status at randomization CV Death HR = 1.01 (95% CI, 0.92–1.11) P = 0.86 Heart Failure Event HR = 0.93 (95% CI, 0.86–1.00) P = 0.063 +2.5 (95% CI, 0.54–4.46) -0.5 (95% CI, -1.40–0.48) Joint test P = 0.028 Cumulative incidence, % 50 40 30 20 10 0 0 6 12 18 24 30 36 Placebo Omecamtiv mecarbil Months (30 days) since randomization Placebo Omecamtiv mecarbil 50 40 30 20 10 0 0 6 12 18 24 30 36 Months (30 days) since randomization Cumulative incidence, % No reduction in the secondary endpoint of time to CV death was observed

Laboratory and Safety Events Variable Omecamtiv Mecarbil (N=4110) Placebo (N=4101) Relative Risk or Difference (95% CI) Laboratory value change from baseline to Week 24 Systolic blood pressure – mmHg, mean (SD) 1.4 (15.3) 1.5 (15.6) -0.1 (-0.9, 0.6) Heart rate, bpm, mean (SD) -2.1 (12.6) -0.5 (12.8) -1.6 (-2.2, -1.0) Cardiac Troponin I, ng/L, median (Q1, Q3) 0.004 (-0.002, 0.021) 0.000 (-0.009, 0.008) 0.004 (0.003, 0.005) NT-proBNP, pg/mL, median (Q1, Q3) -251 (-1180, 295) -180 (-915, 441) 0.90 (0.86, 0.94) Adverse events (AEs) Any serious AE, n (%) 2373 (57.7) 2435 (59.4) 0.97 (0.94, 1.01) Drug discontinuation due to AE, n (%) 371 (9.0) 382 (9.3) 0.97 (0.85, 1.11) Adverse events of interest Ventricular tachyarrhythmias 290 (7.1) 304 (7.4) 0.95 (0.82, 1.11) Torsade de pointes/QT prolongation 176 (4.3) 195 (4.8) 0.90 (0.74, 1.10) SAE of ventricular arrhythmia requiring treatment 119 (2.9) 127 (3.1) 0.93 (0.73, 1.20) Adjudicated major cardiac ischemic events, n (%) 200 (4.9) 188 (4.6) 1.06 (0.87, 1.29) Myocardial infarction 122 (3.0) 118 (2.9) Hospitalized for unstable angina 25 (0.6) 12 (0.3) Coronary revascularization 115 (2.8) 117 (2.9) Adjudicated Strokes 76 (1.8) 112 (2.7) 0.68 (0.51, 0.91)

Treatment Effect Increased Progressively As Baseline EF Decreased In EF ≤22%, 11.8 needed-to-treat to prevent 1 event over 3 years Interaction p = 0.013 by EF quartile 25 20 15 10 30 35 10 20 30 40 50 60 Ejection fraction (%) Incidence Rate (per 100 py) Placebo Omecamtiv mecarbil Treatment Effect Treatment Effect (Ratio) 1.2 1.0 0.8 0.6 10 15 20 25 30 35 Ejection fraction (%) Relative Treatment Effect on Primary Composite Endpoint Incidence of Primary Composite Endpoint

Greater Treatment Effect in More Severe HF Results of the primary outcome in pre-specified subgroups showed greater treatment effect in patients with markers of more severe heart failure, including patients with LVEF ≤28%: (n=4,456) HR 0.84; 95% CI 0.77, 0.92 Subgroup No. of Events/ No. of Patients Hazard Ratio (95% Cl) Norm p-value ARR All Patients 3103/8232 0.92 (0.86, 0.99) 0.025 2.1% LVEF ≤28% 1821/4456 0.84 (0.77, 0.92) <0.001 4.9% Outpatients 1255/3304 0.83 (0.75, 0.93) 0.001 5.0% Inpatients 566/1152 0.86 (0.73, 1.02) 0.084 3.9% Hosp <3 mos 1200/2688 0.83 (0.74, 0.93) 0.001 5.2% Class III/IV 1055/2132 0.80 (0.71, 0.90) <0.001 7.0% NT-proBNP >2000 1249/2431 0.77 (0.69, 0.87) <0.001 8.1% SBP <110 843/1820 0.81 (0.70, 0.92) 0.002 7.4% 0.5 0.8 1.0 1.2 Placebo Better OM Better

Increased Treatment Effect with Severe HF Severe HF defined as NYHA III-IV, EF ≤ 30%, HF hospitalization in last 6 months Treatment effect for primary endpoint in severe HF HR = 0.80 (0.71, 0.90) Absolute risk reduction 8.3 events/100 pt-years NNT = 12 Source: Felker GM, Omecamtiv Mecarbil in Patients with Severe Heart Failure: An Analysis from GALACTIC-HF, ESC Heart Failure 2021, June 2021

Increased Treatment Effect with Higher NT-proBNP Source: McMurray JM, Efficacy of omecamtiv mecarbil in HFrEF according to NT-proBNP level: Insights from the GALACTIC-HF trial, ESC Heart Failure 2021, June 2021 Continuous HR 95%CI HR=1 (unity) Placebo better OM better HR=1 (unity) Primary Composite Outcome NTproBNP 200 500 1000 2000 5000 10000 20000 1.8 Treatment Effect 1.6 1.4 1.2 1 .8 .6 .4 HF Hospitalization NTproBNP 200 500 1000 2000 5000 10000 20000 1.8 Treatment Effect 1.6 1.4 1.2 1 .8 .6 .4

On Track to Submit NDA in Second Half 2021 Three interactions with FDA in 2021 inform submission based on GALACTIC-HF Topline meeting to review results of GALACTIC-HF Type C meeting to discuss questions about GALACTIC-HF, approach to NDA submission Pre-NDA meeting to review administrative details of submission, e.g., content of datasets, etc. Engaging FDA on strategy to personalize dose optimization in patients treated with omecamtiv mecarbil

Large Number of Patients At Potential US Launch Of *Omecamtiv Mecarbil*

Adult (18+ yrs, USA)

	2020 Estimates	2032 Estimates
Heart Failure Prevalence including HFpEF	6.2M[1]	8.0M[3]
HFrEF Population	3.1M[2]	4.0M[3]
Patient with HFrEF & EF ≤30%	2.0M[2]	2.6M[3]
Patient with HFrEF & EF ≤30% and NYHA III/IV	1.2M	1.6M

Omecamtiv mecarbil Target Population → Patient with HFrEF & EF ≤30%

1.2 – 2.0M patients at potential launch

1) National Center for Health Statistics. National Health and Nutrition Examination Survey (NHANES) as accessed 4/1/2019 at website. https://www.cdc.gov/nchs/nhanes/. – data from 2013-2016 as quotes in Benjamin 2019 Circulation. 2019;139:e56–e528. DOI: 10.1161/
2) EF based on distribution as presented in Dunlay et al Circ Heart Fail. 2012;5:720-726,
3) 2.1% annual growth rate: 1.9% annual growth rate of patient population 65+ (UN World Populations Prospects Nov 2019) and a 0.2% mortality impact of HF treatment (doi: 10.1136/bmj.l223 | BMJ 2019;364:l223)

Cytokinetics
OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
38

Patients on omecamtiv mecarbil showed reductions in both hospital admissions and re-admissions2 Potential to Offset Medicare Hospitalization Costs 18% Yr 1 20% Yr 2 23% Yr 3 Reduction in 30-day  re-admissions Decrease in number of hospital admissions per year Desai et al, Yale University School of Medicine, AHA 2020; Congest Heart Fail. 2011 Jul-Aug; 17(4): 10.1111/j.1751-7133.2011.00246.x. GALACTIC-HF Hospitalization drives cost for Medicare patients1 Mean cost per HFrEF hospitalization: $10,735 Mean cost for 30-day post-hospitalization care: $7,060 Total 30-day cost for HFrEF hospitalization & post-hospitalization care: $17,795 18% Outcomes from GALACTIC-HF may translate into economic benefits to payers and IDNs

Remote Heavy Targets Field Heavy Targets Balanced Targets Cytokinetics Rep % of Face-to-Face Visits Heavy face-to-face Mix of face-to-face and remote Minimum face-to-face Engagement Description Similar to traditional engagement – rep spends most of the time in face-to-face interaction Hybrid engagement – mix of face-to-face and virtual visits to sequence interactions depending on customer needs and constraints. Remote resources deployed (i.e., samples, speakers, literature) Dominant use of virtual platforms. Interaction is primarily over scheduled virtual visits or phone calls in response to office queries. Remote resources deployed (i.e., samples, speakers, literature) Illustration Fit-for-Purpose Sales Team: Face-to-Face & Virtual Visits Note: Sep’20 Access Monitor stats indicate the growing preference for face-face visits. Based on Access Monitor and Voice of Patient & Provider surveys

Applied Analytics Will Inform Channel Mix and Deployment Deploy to Hot Spots Example Cities High PFF High DP Miami, FL Wichita, KS High PFF Low DP Montgomery, AL Las Vegas, NV Low PFF High DP Boston, MA Minneapolis, MN Low PFF Low DP Austin, TX Grand Rapids, MI Illustrative High DP Engagement High PFF Engagement Note: Based on 2020 cycle 1 AffinityMonitorTM metrics for LHMs; LHM engagement was considered to be the average engagement of rated HCPs within each LHMs; LHMs are ZS designed market which are homogeneous market within LHM boundaries Physician Engagement Type by Geography Patient and HCP Heat Map in HFrEF

Building Synergistic Commercial Capabilities

Building Today…

Building commercial organization focused on hospitalized CV patients and HCPs to optimize opportunity for *omecamtiv mecarbil*

- Cultivate advocacy with CV patients and HCPs

To Lead Tomorrow

Establish Cytokinetics as a CV leader by leveraging commercial capabilities for future product launches

- Significant overlap between HFrEF & HCM accounts
- Simultaneously gain experience in HFrEF & HCM

6,000+ Hospitals and CoEs in US → **1,100** Highest Value Hospitals & CoEs → ~75% HFrEF Patients ~78% HCM Patients

IQVIA HPD – Q3'18 – Q2'19

Cytokinetics

OVERVIEW CARDIAC CANDIDATES SKELETAL CANDIDATES CORPORATE PROFILE
42

Reldesemtiv CK-601 Sarcomere Directed Drug Development Skeletal MUSCLE

Sarcomere Directed Drug Development Skeletal muscle The sarcomere is a molecular structure found in skeletal and cardiac muscle that enables skeletal myocytes to contract and generate force Actin Tropomyosin Thin filament Thick filament Myosin head Myosin lever arm Calcium ATP Activate Reldesemtiv (Skeletal) Activate CK-601 (Skeletal) Troponin

Planned Phase 3 Clinical Trial Design Trial to open for enrollment in 2021 (N= 555) Randomization 2:1 Stratification: Riluzole & Edaravone Placebo Reldesemtiv 300 mg BID End of Study 14 days Reldesemtiv 300 mg BID Screening Enrolling 555 patients with ALS in the US, Canada, Australia and Europe evaluating change from baseline ALSFRS-R at 24 weeks of treatment with reldesemtiv or placebo Study Visits FVC Lab ALSFRS-R Muscle Strength Screen W52 FU W48 W2 W4 W8 W12 W16 W20 W24 W26 W28 W32 W36 W40 W44 D1 In-Clinic Remote Both In-Clinic & Remote

Sarcomere Directed Therapies Corporate profile

Programs* Heart Failure Omecamtiv mecarbil HCM CK-274 Positive results from REDWOOD-HCM Expect to begin Phase 3 trial by year end ALS Reldesemtiv Expect to begin COURAGE-ALS, Phase 3 trial, in Q3 2021 Ongoing R&D Additional research in muscle biology, energetics & metabolism Robust Pipeline, Solid Financial Position Foundations 207 Full time employees $460M At Q1 2021 CK-136 Phase 1 Pipeline* 1 2 3 5 10 Positive trial readout in 2021 Pivotal trials in 2021 Clinical stage programs Development programs by 2025 Potential FDA approvals by 2025 * Timelines and milestones reflect Cytokinetics' current expectations and beliefs Positive trial results from GALACTIC-HF Phase 3 exercise capacity trial results early 2022

Balance Sheet & Financial Guidance in millions Total Cash and investments $460.2 Leased assets $86.1 Other assets $30.8 Total Assets $577.1 Debt $134.0 Liability related to sale of future royalties $168.9 Deferred Revenue $87.0 Lease liability $85.6 Other liabilities $33.7 Total Liabilities $509.2 Working capital $397.2 Accumulated deficit ($1,039.4) Stockholders’ equity $67.8 Wtd Avg Basic Shares Outstanding 71.2 in millions Total Net cash utilization* ~ $195 -215 2021 Condensed Balance Sheet As of 3/31/2021 Updated 2021 Financial Guidance * We define “Net cash utilization” as cash used for operating expenses less cash from revenues and cash received from our RTW Royalty Holdings Designated Activity Company (“RTW”) financing facility. We expect net cash utilization will increase as we advance our clinical development programs for CK-274 and reldesemtiv in Phase 3 clinical trials. The net cash utilization range includes approximately $35 million of non-recurring building construction and related costs and assumes receipt of a potential $45 million from RTW, subject to conditions for payment being fulfilled. Net cash utilization is a non-GAAP financial measure that should be considered as supplemental information regarding our operations and should not be considered without also considering our results prepared in accordance with U.S. GAAP. It should not be considered as a substitute for, or superior to, our U.S. GAAP results. We believe net cash utilization is a relevant and useful operational measure that our management uses to budget and plan for the business that is also useful to investors. However, there is no standardized measurement of net cash utilization, and net cash utilization as we present it may not be comparable with similarly titled operational measures used by other companies. Our expectations regarding net cash usage are based on information currently available to us and our current intentions, but are forward-looking statements subject to change.

Submit US NDA for omecamtiv mecarbil in 2H 2021 Expected Upcoming 2021 Milestones Expect results from METEORIC-HF in early 2022 Expect to Begin Phase 3 Trial of CK-274 by Year End Start COURAGE-ALS, Phase 3 Clinical Trial of Reldesemtiv in Patients with ALS, in Q3

Sarcomere Directed Therapies APPENDIX

Significant Unmet Need in HCM Current therapies do not target underlying disease Surgical intervention not permanent solution Current medical therapy does not target underlying disease 1 in 500 have genetic mutation 1 in 3200 have HCM Subset of patients have progressive symptoms, atrial fibrillation, stroke, sudden death Invasive therapy to reduce septal thickness is effective Surgical myectomy or percutaneous ablation Indirect mechanisms of action with systemic side effects Variable efficacy, often inadequate HCM is an inherited cardiovascular disease

Under-Treatment Due To Concerns Over Tolerability, Co-Morbidities  Initiation of therapy limited due to concerns over patient tolerability and co-morbidities… “Obviously [goal is to] help increase their longevity, reduce their morbidity and mortality with [being] able to tolerate the side effects of the medications” –R10 (KOL) Low BP Renal Insufficiency Elevated Serum Potassium % Patients Treated with SOC Therapy % Patients Receiving Target Dose ACEi/ARB X X X 60% 17% ARNI X X X 13% 14% Beta Blocker X 67% 28% MRAs X X X 33% 77% Source: CHAMP-HF Registry, July 2018; HCP interviews … and even more so, not reaching recommended doses linked to higher mortality Patient Populations Where Caution Should be Used

Omecamtiv Mecarbil: Positive Phase 3 Trial Results First Cardiac Sarcomere Screen First POC Isolated Hearts and in vivo CK-1827452 First Synthesized First CTA/ Regulatory Filing Phase 1 CY 1111 Amgen Option Agreement Phase 2 CY 1121 Amgen Exercises Option Initiate Phase 2 COSMIC-HF Initiate Phase 3 GALACTIC-HF Initiate Phase 3 METEORIC-HF Initiate Phase 2b ATOMIC-AHF >30 trials: 23 Phase 1 studies with 600+ participants, 7 Phase 2 trials with 1,400+ patients, 2 Phase 3 trials with 8,000+ patients 1999 2002 2004 2005 2007 2011 2013 2017 2019 2006 2009